PROMISSORY NOTE
                      Ft. Lauderdale, Florida

$50,000.00                                    DATE:  January 31, 2005

FOR VALUE RECEIVED the undersigned, jointly and severally, promise to PAY TO THE ORDER OF: Corrections Sys Intl inc. THE PRINCIPAL SUM OF Fifty Thousand and 00/100 Dollars ($50,000.00), together with interest thereon at the rate of eight (8%) percent per annum until maturity, all payable in lawful money of the United States of America, as follows:
   -  Principal due January 31, 2007
   -  Interest payable quarterly beginning April 15, 2006

All payments shall apply first to accrued interest, and the remainder,
if any to reduction of principal.   If any installment or principal or
interest is not paid when due, or upon any default in the performance of any of the covenants or agreements of this note, or of any instrument now or hereafter evidencing or securing this note or the obligation represented hereby, the whole indebtedness (including principal and interest) remaining unpaid, shall, at the option of the holder become immediately due, payable and collectible, and while in default, this note and deferred interest shall bear interest at the rate of twelve (12%) percent per annum.

Each maker and endorser severally waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold
each of them liable as makers and endorsers.   Each maker and endorser
further agrees, jointly and severally to pay all costs of collection including reasonable attorney fees in case it becomes necessary to protect the security hereof whether suit be brought or not.

LENDOR:                              LENDEE:
Corrections Sys Int'l                Proguard Protection Services, Inc.

By: /s/ Norman Becker                By: /s/ Frank R. Bauer
   ------------------                    ------------------
Normal Becker, President                 Frank R. Bauer, President

                                     Sworn to and subscribed before me
                                     This 14th day of March, 2005
                                     By Frank R. Bauer, who is
                                     __ Personally known to mer
                                     _x_ Produced ID   Fla. I.D.
                                     /s/Ralene Peterson
                                     -----------------------
                                     Notary Public
                                     My Commission Expires 01/17/2006

                                     SEAL